UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

GalaxyEdge Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	333-288889	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 349 New York, NY 10036	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share, par value $0.0001, and one right entitling the holder to receive 1/4 of one ordinary share	GLEDU	The New York Stock Exchange
Ordinary shares, par value $0.0001 per share	GLED	The New York Stock Exchange
Rights to receive one-fourth (1/4) of one ordinary share	GLEDR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on March 5, 2026, GalaxyEdge Acquisition Corporation, a Cayman Islands exempted company (the “Company”) consummated an initial public offering (the “IPO”) of 10,000,000 units (the “Units”). The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $100,000,000.

On March 10, 2026, the underwriters of the Company, notified the Company of their exercise of the over-allotment option in full and purchased 1,500,000 additional units (the “Option Units”) at $10.00 per unit upon the closing of the over-allotment option, generating gross proceeds of $15,000,000. The over-allotment option closed on March 12, 2026. Simultaneously with the closing of the over-allotment option, the Company consummated the private placement of an aggregate of 7,500 units (the “Private Placement Units”) to Equinox Capital Solutions Limited at a price of $10.00 per Private Placement Unit, generating gross proceeds of $75,000.

On March 10, 2026, the Company published a press release to report the closing of the over-allotment option. The press release is furnished with this report as Exhibit 99.1.

An audited balance sheet as of March 5, 2026 reflecting receipt of the proceeds upon consummation of the IPO has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on March 10, 2026. The Company’s unaudited pro forma balance sheet as of March 12, 2026, adjusted for the closing of the over-allotment option is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of GalaxyEdge Acquisition Corporation, dated March 10, 2026
99.2	Unaudited Pro Forma Balance Sheet as of March 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GalaxyEdge Acquisition Corporation

Date: March 17, 2026	By:	/s/ Ping Zhang
	Name:	Ping Zhang
	Title:	Chief Executive Officer

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